Exhibit 13.2

Certification of the Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Eros International Plc (the “Company”) on Form 20-F for the year ended March 31, 2019 accompanying this Certification, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Prem Parameswaran, Group Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	I am the Group Chief Financial Officer of the Company;

(2)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(3)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2019

Name: Prem Parameswaran

Title: Executive Director, President of North America &
Group Chief Financial Officer